UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO

In Re. Shift Technologies, Inc.	§	Case No. 23-30687
	§	
	§	Lead Case No. 23-30687
Debtor(s)	§	

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 03/31/2024

Petition Date: 10/09/2023

Months Pending: 6

Industry Classification: 4 4 1 1

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Thomas B. Rupp
Signature of Responsible Party

04/19/2024
Date

Thomas B. Rupp
Printed Name of Responsible Party

Keller Benvenutti Kim LLP
425 Market Street, 26th Floor
San Francisco, CA 94105
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Shift Technologies, Inc. Case No. 23-30687

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$1,671,381	
b.	Total receipts (net of transfers between accounts)	$2,159,218	$7,554,903
c.	Total disbursements (net of transfers between accounts)	$1,879,279	$5,618,382
d.	Cash balance end of month (a+b-c)	$1,951,320	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$1,879,279	$5,618,382

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		**Current Month**	**Cumulative**
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○ No ◉	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ○ No ◉	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ◉	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○ No ○ N/A ◉	
i.	Do you have: Worker's compensation insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉ No ○	
k.	Has a disclosure statement been filed with the court?	Yes ◉ No ○	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○	

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ⦿
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ⦿

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Ayman Moussa	Ayman Moussa
Signature of Responsible Party	Printed Name of Responsible Party
Chief Executive Officer	04/19/2024
Title	Date

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Bankruptcy51to100

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PageThree

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In re Shift Technologies, Inc., *et al.*

Lead Case No. 23-30687 (HLB)

Global Notes to Monthly Operating Reports

General Notes: October 9, 2023 (the "Petition Date"), Shift Technologies, Inc.; Shift Platform, Inc.; Shift Finance LLC; Shift Operations LLC; Shift Transportation LLC; Shift Insurance Services LLC; Shift Marketplace Holdings, LLC; Shift Marketplace, LLC; Fair Dealer Services, LLC; CarLotz, Inc., a Delaware Corporation; CarLotz Group, Inc.; CarLotz Nevada, LLC; CarLotz California, LLC; CarLotz, Inc., an Illinois Corporation; CarLotz Logistics, LLC; Orange Peel, LLC; and Orange Grove Fleet Solutions, LLC, as debtors and debtors in possession (collectively, the "Debtors") in the above-captioned chapter 11 cases (the "Chapter 11 Cases"), each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Northern District of California (San Francisco Division) (the "Bankruptcy Court"). The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors are providing the information and documents provided herewith (collectively, and for all Debtors, the "Monthly Operating Reports") in response to the *Uniform Periodic Reports in Cases Filed Under Chapter 11 of Title 11*, promulgated by the United States Trustee Program, and the *United States Trustee Chapter 11 Operating and Reporting Guidelines for Debtors in Possession* (Revised March 31, 2023). All information in these Monthly Operating Reports relates solely to the Debtors, and not to any non-Debtor affiliate. The following notes and statements and limitations should be referred to, and referenced in connection with, any review of the Monthly Operating Reports.

Basis of Presentation: The Debtors are submitting their Monthly Operating Reports solely for the purposes of complying with requirements applicable in these Chapter 11 Cases. The financial information included in the Monthly Operating Reports is unaudited and has not been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all of the information and footnotes required by U.S. GAAP. The Monthly Operating Reports are not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors. The financial information contained herein is presented per the Debtors' books and records without, among other things, all adjustments or reclassification that may be necessary or typical in accordance with U.S. GAAP. It is possible that not all assets, liabilities, income, or expenses have been recorded at the time of production. The financial information included in the Monthly Operating Reports has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and, upon application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The results of operations contained in the financial statements provided with these Monthly Operating Reports are not necessarily

indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the results of operations and financial position of the Debtors in the future.

Reservation of Rights: The Debtors reserve all rights to amend or supplement their Monthly Operating Reports in all respects, as may be necessary or appropriate. Nothing contained in these Monthly Operating Reports shall constitute a waiver of any of the Debtors' rights under any applicable law or an admission with respect to any issue in the Chapter 11 Case.

Bank Accounts: Prior to the Petition Date, the Debtors historically maintained bank accounts associated with specific legal entities, but utilized these accounts for general corporate purposes, without regard to legal entity. After the Petition Date, debtor-in-possession accounts in the name of Shift Technologies, Inc., were established with the Debtors' new banking partner, Axos Bank. These new accounts are being utilized for all of the Debtors. Additionally, the Debtors are in the process of closing pre-petition bank accounts, but this process is not complete as of the filing of these Monthly Operating Reports. As a result, receipts and disbursements have continued to occur with various Debtors based upon bank accounts held by those Debtors. For the purposes of book and record keeping, all of these activities are associated with the winddown of the Debtors' business through Shift Operations LLC or Orange Grove Fleet Solutions, LLC.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the Monthly Operating Reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached only to the Monthly Operating Report of Shift Technologies, Inc. Any documents, exhibits, or statements attached to the Monthly Operating Report of Shift Technologies, Inc. are incorporated by reference into the Monthly Operating Reports for all Debtors.

Payments Made on Prepetition Debt: On or about October 11 and 12, 2023, the Bankruptcy Court entered interim orders (the "Interim Orders") authorizing, but not directing, the Debtors to, among other things, pay certain prepetition claims relating to (a) employee wages, salaries, and other compensation and benefits; (b) insurance premiums; (c) taxes; and (d) the continued use of the Debtors' Cash Management System. Final orders granting such relief were entered on or about November 9, 2023 (the "Final Orders," and, collectively with the Interim Orders, the "First Day Orders"). Payments made on prepetition debt pursuant to the First Day Orders are not recorded in attachment MOR-5.

Payments to Insiders: All payments made by the Debtors to "Insiders," as such term is defined in 11 U.S.C. § 101(31), constituted the regular compensation owed to those individuals or reimbursements in the ordinary course of business as recorded in attachment MOR-5.

In re: SHIFT TECHNOLOGIES, INC., et al. Lead Case No: 23-30687

Statement of Cash Receipts and Disbursements - (Unaudited) Reporting Period: March 1 - March 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Receipts							
Customer Collections	$ 2,159,218	$ –	$ –	$ –	$ –	$ –	$ –
Interest Income	–	–	–	–	–	–	1,630
Total Receipts	**$ 2,159,218**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 1,630**
Disbursements							
DMV and Tax Payments	$ (2,403)	$ –	$ –	$ –	$ –	$ –	$ –
Payroll & Benefits	(286,807)	–	–	–	–	–	–
Insurance	–	–	–	–	–	–	–
Security	–	–	–	–	–	–	–
Inventory Payments	(18,061)	–	–	–	–	–	–
Expenses	(1,571,794)	–	–	–	–	–	(8,000)
Rent	–	–	–	–	–	–	–
Bank Charges	–	–	–	–	–	–	–
Employee Reimbursements	(214)	–	–	–	–	–	–
LOC Draw	–	–	–	–	–	–	–
Professional Fees	–	–	–	–	–	–	–
Total Disbursements	**$ (1,879,279)**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (8,000)**
Intercompany							
Intercompany Transfers (receipts)	–	–	–	–	–	–	–
Intercompany Transfers (disbursements)	–	–	–	–	–	–	–
Intercompany Transfers (net)	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**
Net Cash Flow	**$ 279,939**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ (6,370)**
Beginning Bank Cash	$ 3,431,899	$ 5,058,612	$ 123,467	–	$ –	–	$ 978,022
Net Cash Flow	279,939	–	–	–	–	–	(6,370)
Ending Bank Cash	**$ 3,711,838**	**$ 5,058,612**	**$ 123,467**	**$ –**	**$ –**	**$ –**	**$ 971,653**

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Balance Sheet as of March 31, 2024 - (Unaudited)

Reporting Period: March 1 - March 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Assets							
Current Assets							
Cash and Cash Equivalents	$ 3,711,838	$ 5,182,079	$ –	$ –	$ –	$ –	$ 13,523
Restricted Cash	–	–	–	–	–	–	958,129
Accounts Receivable, net	–	–	–	–	–	–	29,123
Elimination	(3,711,838)	(5,182,079)	–	(82,890)	–	–	8,976,807
Inventory	–	–	–	–	–	–	350,500
Prepaid Expenses and Other	–	–	–	114,836	–	–	1,588,155
Total Current Assets	$ –	$ –	$ –	$ 31,946	$ –	$ –	$ 11,916,237
Fixed Assets	–	–	–	–	–	–	–
Accumulated Depreciation	–	–	–	–	–	–	–
Other Assets	–	–	–	–	–	–	–
Total Assets	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 11,916,237**
Liabilities & Equity							
Current Liabilities							
Accounts Payable	$ –	$ –	$ –	$ –	$ –	$ –	$ 986,224
Other Current Liabilities	–	–	–	–	–	–	193,318
Total Current Liabilities	$ –	$ –	$ –	$ –	$ –	$ –	$ 1,179,542
Liabilities Subject to Compromise	–	–	–	31,946	–	–	22,795,107
Long Term Liabilities	–	–	–	–	–	–	164,972,985
Equity	–	–	–	–	–	–	(177,031,397)
Total Liabilities & Equity	**$ –**	**$ –**	**$ –**	**$ 31,946**	**$ –**	**$ –**	**$ 11,916,237**

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Statement of Operations for the month of March 2024 - (Unaudited)

Reporting Period: March 1 - March 31, 2024

	Shift Technologies, Inc.	Carlotz, Inc.	Carlotz Group, Inc.	Orange Grove Fleet Solutions, LLC	Shift Platform, Inc.	Fair Dealer Services, LLC	Shift Operations, LLC
Revenue							
Vehicle sales	$ –	$ –	$ –	$ –	$ –	$ –	$ 3,125
F&I/Other	–	–	–	–	–	–	–
Total Revenue	–	–	–	–	–	–	**3,125**
Cost of Sales	–	–	–	–	–	–	–
Adjusted Gross Profit	$ –	$ –	$ –	$ –	$ –	$ –	$ **3,125**
SG&A							
Payroll and benefits	–	–	–	–	–	–	223,053
Insurance	–	–	–	–	–	–	–
Real Estate (ex HQ)	–	–	–	–	–	–	–
Technology	–	–	–	–	–	–	187,956
Professional Services	–	–	–	–	–	–	16,368
Contractors	–	–	–	–	–	–	19,843
Finance	–	–	–	–	–	–	60,025
EBITDA Adjustments	–	–	–	–	–	–	(1,929,661)
Other Selling Expense	–	–	–	(10,648)	–	–	(195)
Facilities	–	–	–	–	–	–	–
Marketing Expense	–	–	–	–	–	–	–
Supplies	–	–	–	–	–	–	1,288
Doc Ops	–	–	–	–	–	–	104
People Ops	–	–	–	–	–	–	–
Travel	–	–	–	–	–	–	–
Legal	–	–	–	–	–	–	(20,714)
Bonus	–	–	–	–	–	–	60,000
Net Ordinary Income	$ –	$ –	$ –	$ **10,648**	$ –	$ –	$ **1,385,059**
Interest Expense	–	–	–	–	–	–	–
Interest Income	–	–	–	–	–	–	1,630
Net Income (Loss)	$ –	$ –	$ –	$ **10,648**	$ –	$ –	$ **1,386,689**

In re: SHIFT TECHNOLOGIES, INC., et al.
Accounts Receivable Aging

Lead Case No: 23-30687
Reporting Period: March 1 - March 31, 2024

Shift Operations LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ 7,171	$ 131,378	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	147,598	113,154	–	(260,752)	–
Others	–	–	–	–	–	–	9,184	–	(9,184)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 154,768**	**$ 253,982**	**$ (300)**	**$ (379,328)**	**$ 29,122**

Orange Grove Fleet Solutions, LLC	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –	$ –
F&I	–	–	–	–	–	–	–	–	–	–
Auction	–	–	–	–	–	–	–	–	–	–
Others	–	–	–	–	–	–	239,094	–	(239,094)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 239,094**	**$ –**	**$ (239,094)**	**$ –**

Total	0-5	06-10	11-20	21-30	31-60	61-90	90+	Unapplied / refunds	Allowance for Doubtful Accounts	Total
Loan Partners	$ –	$ –	$ –	$ –	$ –	$ 7,171	$ 131,378	$ –	$ (109,392)	$ 29,156
F&I	–	–	–	–	–	–	266	(300)	–	(34)
Auction	–	–	–	–	–	147,598	113,154	–	(260,752)	–
Others	–	–	–	–	–	–	248,278	–	(248,278)	–
Total Accounts Receivable	**$ –**	**$ –**	**$ –**	**$ –**	**$ –**	**$ 154,768**	**$ 493,076**	**$ (300)**	**$ (618,422)**	**$ 29,122**

In re: SHIFT TECHNOLOGIES, INC., et al.

Lead Case No: 23-30687

Disbursements by Entity

Reporting Period: March 1 - March 31, 2024

Date	Check Number	Amount	Category	Vendor	Entity
3/4/2024		(495.00)	Benefits	WEX Health, Inc. dba WEX	Shift Technologies, Inc.
3/7/2024		(1,646.50)	Expenses	Bill.com	Shift Technologies, Inc.
3/14/2024		(304,272.44)	Expenses	FOX ROTHSCHILD LLP	Shift Technologies, Inc.
3/14/2024		(293,907.43)	Expenses	AlixPartners, LLC	Shift Technologies, Inc.
3/14/2024		(33,877.36)	Benefits	Cigna Health and Life Insurance Company (Medical)	Shift Technologies, Inc.
3/14/2024		(15,629.58)	Expenses	Omni Agent Solutions, Inc.	Shift Technologies, Inc.
3/14/2024		(15,289.00)	Expenses	MarkMonitor	Shift Technologies, Inc.
3/14/2024		(495.00)	Benefits	WEX Health, Inc. dba WEX	Shift Technologies, Inc.
3/14/2024		(57,349.15)	payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
3/14/2024		(87,725.05)	payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
3/15/2024		(633,832.00)	Expenses	Keller Benvenutti Kim LLP	Shift Technologies, Inc.
3/15/2024		(37,984.42)	Expenses	Omni Agent Solutions, Inc.	Shift Technologies, Inc.
3/15/2024		(23,055.00)	Expenses	Google LLC	Shift Technologies, Inc.
3/15/2024		(19,723.14)	Expenses	DATASITE LLC	Shift Technologies, Inc.
3/15/2024		(19,420.67)	Expenses	Microsoft Online, Inc.	Shift Technologies, Inc.
3/15/2024		(18,691.20)	Expenses	Cooper Savas LLC	Shift Technologies, Inc.
3/15/2024		(13,198.88)	Expenses	Farche Solutions, Inc	Shift Technologies, Inc.
3/15/2024		(2,218.44)	Expenses	Continental Stock Transfer & Trust Company	Shift Technologies, Inc.
3/15/2024		(193.00)	DMV and Tax	Motor Vehicle Software Corporation	Shift Technologies, Inc.
3/15/2024		(66.17)	Expenses	Fedex	Shift Technologies, Inc.
3/15/2024		(10.36)	Expenses	FOX ROTHSCHILD LLP	Shift Technologies, Inc.
3/15/2024		10,478.05	Benefits	WEX Health, Inc. dba WEX	Shift Technologies, Inc.
3/18/2024	154	(18,061.00)	Inventory payment	Daniel Berilla	Shift Technologies, Inc.
3/20/2024	155	(89.55)	Employee reimbursement	Dora Lacayo	Shift Technologies, Inc.
3/20/2024		(60,161.92)	Benefits	Cigna Health and Life Insurance Company (Medical)	Shift Technologies, Inc.
3/20/2024	VV156	(1,023.16)	Expenses	IRON MOUNTAIN	Shift Technologies, Inc.
3/20/2024	VV158	(5,000.00)	Expenses	McGriff Insurance Services, Inc.	Shift Technologies, Inc.
3/21/2024		21,778.42	Benefits	Cigna Health and Life Insurance Company (Medical)	Shift Technologies, Inc.
3/21/2024		20.33	Payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
3/21/2024	VV159	(2,210.17)	DMV and Tax	El Paso County Tax Assessor Collector	Shift Technologies, Inc.
3/22/2024		(22,500.00)	Expenses	James Skinner	Shift Technologies, Inc.
3/22/2024		(15,349.54)	Expenses	Amazon Web Services, Inc.	Shift Technologies, Inc.
3/22/2024		(10,000.00)	Expenses	Kimberly Sheehy	Shift Technologies, Inc.
3/22/2024		(10,000.00)	Expenses	Adam Nash	Shift Technologies, Inc.
3/22/2024		(6,037.50)	Expenses	Connor Group Global Services	Shift Technologies, Inc.
3/27/2024		(2,534.49)	Benefits	Cigna Health and Life Insurance Company (Medical)	Shift Technologies, Inc.
3/27/2024		(495.00)	Benefits	WEX Health, Inc. dba WEX	Shift Technologies, Inc.
3/28/2024	160	(124.60)	Employee reimbursement	Kimberly Pelzner	Shift Technologies, Inc.
3/28/2024		(27,801.75)	payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
3/28/2024		(48,148.60)	payroll	UKG Kronos Systems, LLC	Shift Technologies, Inc.
3/29/2024	157	(4.50)	Expenses	DISA Global Solutions, Inc	Shift Technologies, Inc.
3/29/2024		(84,030.63)	Expenses	Omni Agent Solutions, Inc.	Shift Technologies, Inc.
3/29/2024		(6,720.25)	Expenses	Farche Solutions, Inc	Shift Technologies, Inc.
3/29/2024		(4,201.95)	Expenses	Jenner & Block LLP	Shift Technologies, Inc.
3/29/2024		(3,818.00)	Expenses	Microsoft	Shift Technologies, Inc.
3/29/2024		(2,201.50)	Expenses	Continental Stock Transfer & Trust Company	Shift Technologies, Inc.
3/29/2024		(1,800.00)	Expenses	Fahrenheit Finance, LLC	Shift Technologies, Inc.
3/29/2024		(162.50)	Expenses	Quickbooks	Shift Technologies, Inc.
3/29/2024		0.23	Expenses	Quickbooks	Shift Technologies, Inc.
3/29/2024		0.20	Expenses	Quickbooks	Shift Technologies, Inc.
		$ (1,879,279.17)			**Shift Technologies, Inc. Subtotal**
3/4/2024		(8,000.00)	Expenses	Stripe charges	Shift Operations, LLC
		$ (8,000.00)			**Shift Operations LLC Subtotal**
		$ (1,887,279.17)			**Grand Total**

axos BANK

Account Information Report

Shift Technologies Inc

March 01, 2024 - March 31, 2024

Account: *2238 (Operating)

Available Balance	$2,944,826.40
Opening Ledger Balance	$3,037,117.23
Collected Balance	$2,944,826.40
Current Balance	$2,944,826.40
Closing Ledger	$2,944,826.40
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$10,648.50
Last Deposit Date	03/29/2024
Credit Line / Overdraft Amount	$0.00

Posted Date	Description	Check Number	Credit	Debit
03/29/2024	Inclearing Check	157		$4.50
03/29/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Omni Management Group 322070381 5400008002 UNITED STATES East West Bank 20240329MMQFMP9N000687 20240329L2B77Q1C002784 03291622FT01			$84,030.63
03/29/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL FARCHE SOLUTIONS, Inc. 084106768 9800200649 UNITED STATES Evolve Bank & Trus 20240329MMQFMP9N000695 20240329MMQFMPD1000760 03291622FT01			$6,720.25
03/29/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Jenner & Block Operating Accou 271070801 800529352 UNITED STATES Citibank 20240329MMQFMP9N000693			$4,201.95

	20240329B1Q8021R050841 03291622FT01		
03/29/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Microsoft 111000012 4426587954 UNITED STATES Bank of America, D E0100RFCS5_E0100RFG4W E0100RFG7B_E0100RFG7C E0100RFGKX_E0100RFGMZ E0100RFGN0_E0100RFMVH 20240329MMQFMP9N000697 20240329B6B7HU3R015515 03291622FT01		$3,818.00
03/29/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Continental Stock Transfer & T 021000021 001021389 UNITED STATES JP Morgan Chase Ba 20240329MMQFMP9N000691 20240329MMQFMP2H087019 03291622FT01		$2,201.50
03/29/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Fahrenheit Advisors, LLC 031301422 94269337 UNITED STATES Fulton Bank 20240329MMQFMP9N000689 20240329C1B76H1C000491 03291622FT01		$1,800.00
03/29/2024	DDA Force Pay Item QBooks Onl INTUIT * CCD 021000027938047 SHIFT TECHNOLOGIES INC INDIVIDUAL ID #2413606		$162.50
03/29/2024	ACH Credit ORANGE SHF DYS HOLDING COMP CCD 051403160011527 SHIFT TECHNOLOGIES,INC	$10,648.07	
03/29/2024	ACH Credit ACCTVERIFY INTUIT PPD 021000020326551 SHIFT TECHNOLOGIES, IN	$0.23	
03/29/2024	ACH Credit ACCTVERIFY INTUIT PPD 021000020326552 SHIFT TECHNOLOGIES, IN	$0.20	

03/28/2024	Inclearing Check	160		$124.60
03/28/2024	ACH Debit EDI PYMNTS Kronos SaaShr In CCD 091000016904730 Shift Technologies, In INDIVIDUAL ID #A402ERDCSXGQRNJ			$27,801.75
03/28/2024	Wire Transfer Debit Wire Transfer Debit KRONOS SAASHR INC 121000248 4399256023 3040 ROUTE 22 WEST STE 200 BRA RG NJ 088763594 US WELLS FARGO SF 20240328MMQFMP9N000122 20240328I1B7031R017778 03281104FT01			$48,148.60
03/27/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL SHIFT PLATFORM, INC 021000089 31333078 UNITED STATES CITIBANK, N.A. FDAL1100-211770 20240327MMQFMP9N000584 20240327B1Q8021R043981 03271554FT01			$2,534.49
03/27/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL WEX Health, Inc. 091310521 600066492 UNITED STATES BELL BANK Shift Technologies Inc (41820) 20240327MMQFMP9N000586 20240327GMQFMP01033707 03271554FT01			$495.00
03/27/2024	ACH Credit PAYMENTS ADESA CORP LLC CCD 021000026614575 Shift Technologies INDIVIDUAL ID #1469111469110 NTE*ZZZ*ADESA LOS ANGELES 6944 \ NTE*ZZZ*NA\		$3,125.00	
03/22/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL James Skinner 111000614 758554757 UNITED STATES			$22,500.00

	J P Morgan Chase 20240322MMQFMP9N000014 20240322MMQFMP2H019089 03220800FT01		
03/22/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Amazon Web Services, Inc. 121000248 4121350227 UNITED STATES Wells Fargo NA 20240322MMQFMP9N000018 20240322I1B7031R004283 03220800FT01		$15,349.54
03/22/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Kimberly Sheehy 111000614 201168961 UNITED STATES Chase 20240322MMQFMP9N000016 20240322MMQFMP2H019104 03220800FT01		$10,000.00
03/22/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Adam Nash 256072691 2005172602 UNITED STATES ETrade Bank 20240322MMQFMP9N000012 20240322E6B7011C000025 03220800FT01		$10,000.00
03/22/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Connor Group Global Services, 121100782 48396600 UNITED STATES Bank of the West 20240322MMQFMP9N000020 20240322G1QG750C002683 03220800FT01		$6,037.50
03/21/2024	ACH Credit CHCPHARM CIGNA CCD 242071759707483 SHIFT TECHNOLOGIES, IN INDIVIDUAL ID #1000000717	$21,778.42	
03/21/2024	ACH Credit REFUND SHIFT TECHNOLOGI CCD 091000014614211	$20.33	

	SHIFT TECHNOLOGIES INC			
	INDIVIDUAL ID #SHI1005			
03/20/2024	Inclearing Check	155		$89.55
03/20/2024	Domestic Wire Transfer - DL			$60,161.92
	Domestic Wire Transfer-DL			
	SHIFT PLATFORM, INC			
	021000089			
	31333078			
	UNITED STATES			
	CITIBANK, N.A.			
	71585932			
	20240320MMQFMP9N000036			
	20240320B1Q8021R011463			
	03200800FT01			
03/20/2024	Wire Transfer Credit		$2,126,500.00	
	Wire Transfer Credit			
	HILCO IP SERVICES, LLC			
	HILCO STREAMBANK ESCROW			
	5 REVERE DR STE 206			
	NORTHBROOK IL 60062-1568 US			
	20240320MMQFMP2M028589			
	20240320MMQFMP9N000369			
	03201615FT01			
03/18/2024	Inclearing Check	154		$18,061.00
03/15/2024	Domestic Wire Transfer - DL			$633,832.00
	Domestic Wire Transfer-DL			
	Keller Benvenutti Kim LLP			
	121000248			
	8966907043			
	UNITED STATES			
	WELLS FARGO BANK,			
	Interim Fee Application			
	20240315MMQFMP9N000010			
	20240315I1B7033R005016			
	03150800FT01			
03/15/2024	Domestic Wire Transfer - DL			$37,984.42
	Domestic Wire Transfer-DL			
	Omni Management Group			
	322070381			
	5400008002			
	UNITED STATES			
	East West Bank			
	20240315MMQFMP9N000295			
	20240315L2B77Q1C002465			
	03151227FT01			
03/15/2024	Domestic Wire Transfer - DL			$23,055.00
	Domestic Wire Transfer-DL			
	Google LLC			
	121000248			
	4121100648			
	UNITED STATES			
	Wells Fargo			
	4919819178			

	20240315MMQFMP9N000290 20240315I1B7032R013868 03151227FT01	
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Datasite LLC 026009593 4451043298 UNITED STATES Bank of America 20240315MMQFMP9N000285 20240315B6B7HU4R011217 03151227FT01	$19,723.14
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Microsoft 111000012 4426587954 UNITED STATES Bank of America, D E0100QNWHL E0100QNWHM E0100QNWID E0100QNWJ0 20240315MMQFMP9N000292 20240315B6B7HU1R011120 03151227FT01	$19,420.67
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Cooper Savas LLC 124000054 002266161 UNITED STATES Zions Bank 20240315MMQFMP9N000283 20240315L4B74B3C001861 03151227FT01	$18,691.20
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Farche Solutions, Inc 084106768 9800200649 UNITED STATES Evolve Bank & Trus FS0000078 20240315MMQFMP9N000361 20240315MMQFMPD1000700 03151258FT01	$13,198.88
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Continental Stock Transfer & T 021000021 001021389	$2,218.44

	UNITED STATES JP Morgan Chase Ba 20240315MMQFMP9N000281 20240315MMQFMP2H062155 03151227FT01			
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Motor Vehicle Software Corpora 026009593 325000452692 UNITED STATES Bank of America Inv 26547394 20240315MMQFMP9N000356 20240315B6B7HU4R012184 03151255FT01		$193.00	
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL FedEx Corporate Services, Inc 021000021 55-96475 UNITED STATES J.P. Morgan Chase, 20240315MMQFMP9N000288 20240315MMQFMP2H062192 03151227FT01		$66.17	
03/15/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Fox Rothschild LLP 121000248 2100019564260 UNITED STATES Wells Fargo Bank 20240315MMQFMP9N000297 20240315I1B7032R013874 03151227FT01		$10.36	
03/15/2024	ACH Credit DBI COBRA WEX COBRA CCD 091310526799907 Shift Technologies Inc INDIVIDUAL ID #41820000	$10,478.05		
03/14/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Fox Rothschild LLP 121000248 2100019564260 UNITED STATES WELLS FARGO BANK, Fox Rothschild Interim Fee_03. 20240314MMQFMP9N000669 20240314I1B7031R020914 03141618FT01		$304,272.44	
03/14/2024	Domestic Wire Transfer - DL		$293,907.43	

Domestic Wire Transfer-DL
AlixPartners LLP
026009593
8670119732
UNITED STATES
BANK OF AMERICA, N
20240314MMQFMP9N000665
20240314B6B7HU4R017305
03141618FT01

03/14/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL SHIFT PLATFORM, INC 021000089 31333078 UNITED STATES NEW YORK CITIBANK 71490938 20240314MMQFMP9N000022 20240314B1Q8021R009626 03140834FT01	$33,877.36
03/14/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL Omni Agent Solutions, Inc. 322070381 5400008002 UNITED STATES EAST WEST BANK Omni Interim Fee_03.08.24 20240314MMQFMP9N000667 20240314L2B77Q1C003139 03141618FT01	$15,629.58
03/14/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL MarkMonitor Inc 121000248 4942221490 UNITED STATES Wells Fargo Bank, 20240314MMQFMP9N000012 20240314I1B7031R003752 03140800FT01	$15,289.00
03/14/2024	Domestic Wire Transfer - DL Domestic Wire Transfer-DL WEX Health, Inc. 091310521 600066492 UNITED STATES Bell Bank Technologies Inc (41820) HSA Funding 20240314MMQFMP9N000054 20240314GMQFMP01009409 03140941FT01	$495.00

03/14/2024	ACH Debit EDI PYMNTS Kronos SaaShr In CCD 091000016217145 Shift Technologies, In INDIVIDUAL ID #413O5JFF781GWMZ			$57,349.15
03/14/2024	Wire Transfer Debit Wire Transfer Debit KRONOS SAASHR INC 121000248 4399256023 3040 ROUTE 22 WEST STE 200 BRA RG NJ 088763594 US WELLS FARGO SF 20240314MMQFMP9N000116 20240314I1B7033R011056 03141129FT01			$87,725.05
03/07/2024	DDA Force Pay Item BILLING BILL.COM LLC CCD 021000025930242 Shift Technologies Inc INDIVIDUAL ID #01B4KVBXBMXT070			$1,646.50
03/07/2024	ACH Credit March 2024 ECC Holdings Inc CCD 021406664044283 Shift Technologies INDIVIDUAL ID #41262		$320.02	
03/04/2024	ACH Debit 41820 shifttechop CCD 122287250000366 shifttechop INDIVIDUAL ID #1825325852			$495.00
03/04/2024	ACH Credit PAYMENTS ADESA CORP LLC CCD 021000024820268 Shift Technologies INDIVIDUAL ID #1425661425660 NTE*ZZZ*ADESA LOS ANGELES 6889 \ NTE*ZZZ*NA\		$18,625.00	
03/01/2024	Inclearing Check	153		$103.40

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36

Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

[redacted]

Report Generated on: 04/16/24 01:38:49 AM

Account Information Report

Shift Technologies Inc

March 01, 2024 - March 31, 2024

Account: *2246 (Ally Collateral)

Available Balance	$800,000.00
Opening Ledger Balance	$800,000.00
Collected Balance	$800,000.00
Current Balance	$800,000.00
Closing Ledger	$800,000.00
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$976,389.04
Last Deposit Date	10/26/2023
Credit Line / Overdraft Amount	$0.00

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36
Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

Report Generated on: 04/16/24 01:38:55 AM

Account Information Report

Shift Technologies Inc

March 01, 2024 - March 31, 2024

Account: *2253 (Utilities)

Available Balance	$0.00
Opening Ledger Balance	$0.00
Collected Balance	$0.00
Current Balance	$0.00
Closing Ledger	$0.00
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$14,005.00
Last Deposit Date	02/08/2024
Credit Line / Overdraft Amount	$0.00

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36
Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

Report Generated on: 04/16/24 01:38:59 AM

Account Information Report

Shift Technologies Inc

March 01, 2024 - March 31, 2024

Account: *6163 (Carlotz Inc)

Available Balance	$5,058,612.42
Opening Ledger Balance	$5,058,612.42
Collected Balance	$5,058,612.42
Current Balance	$5,058,612.42
Closing Ledger	$5,058,612.42
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$23,412.42
Last Deposit Date	12/18/2023
Credit Line / Overdraft Amount	$0.00

Account: *6171 (Carlotz Group Inc DIP case 23-30698)

Available Balance	$123,466.87
Opening Ledger Balance	$123,466.87
Collected Balance	$123,466.87
Current Balance	$123,466.87
Closing Ledger	$123,466.87
Last Activity Date	
Float Amount	$0.00
Hold Amount	$0.00
Last Deposit Amount	$84,213.36
Last Deposit Date	12/21/2023
Credit Line / Overdraft Amount	$0.00

Report Generated on: 04/16/24 01:39:03 AM

SHIFT OPERATIONS LLC
DEBTOR IN POSSESSION
CH11 CASE #23-30687 (NCA)
290 DIVISION ST FL 4
SAN FRANCISCO CA 94103-4882

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

Commercial Money Market Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
xxxxxx6298	$956,498.45	$1,840.48	-$210.05	$958,128.88

Interest summary

Annual percentage yield earned this period	2.29%
Interest earned during this period	$1,840.48
Year to date interest and bonuses paid	$5,395.10
Total interest and bonuses earned in 2023	$20,778.10

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
03/31	03/29	1,840.48	Interest Payment
		$1,840.48	**Total electronic deposits/bank credits**
		$1,840.48	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	03/11	210.05	Client Analysis Srvc Chrg 240308 Svc Chge 0224 000004128056298
		$210.05	**Total electronic debits/bank debits**
		$210.05	**Total debits**

WELLS FARGO

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*	*Date*	*Balance*
02/29	956,498.45	03/11	956,288.40	03/29	958,128.88

Average daily ledger balance **$956,415.52**

ChosenPayment report online

BatchRefNum	Seq	Opened	Closed	Errors	Count	Amount	
120116646	15	10/6/2023 11:47	10/6/2023 20:05		1	$2,995.00	Not yet deposited
120052960	14	10/4/2023 20:54	10/5/2023 20:02		3	$724.40	Not yet deposited
120047062	13	10/4/2023 14:10	10/4/2023 19:54		4	$4,378.25	Not yet deposited
120016379	12	10/3/2023 20:23	10/3/2023 22:10		1	$2,000.00	Not yet deposited
120015383	11	10/3/2023 18:18	10/3/2023 20:05		1	$400.00	Not yet deposited
119978783	10	10/2/2023 18:33	10/2/2023 20:07		1	$2,000.00	X
119975129	9	10/2/2023 14:54	10/2/2023 17:36		2	$35,795.97	x
119919423	8	9/30/2023 20:22	10/1/2023 20:02		3	$11,000.00	X
119914786	7	9/30/2023 13:06	9/30/2023 20:03		5	$9,700.00	X
119889567	6	9/29/2023 13:10	9/29/2023 20:07		2	$6,050.00	X
119822404	5	9/27/2023 21:02	9/28/2023 20:07		3	$7,500.00	X
119784744	4	9/26/2023 19:38	9/26/2023 20:05		1	$1,000.00	X
119741032	3	9/25/2023 13:18	9/25/2023 20:02		3	$12,000.00	X
119709024	2	9/24/2023 14:35	9/24/2023 20:01		3	$4,400.00	X
119356830	1	9/13/2023 14:03	9/13/2023 20:05		1	$3,000.00	X
						$102,943.62	

Wells Fargo bank transaction report

Date	Amount	Check Nun	Description
10/04/2023	$33,595.97		MERCHANT SERVICE MERCH DEP 231003 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091004536328529
10/04/2023	$2,000.00		MERCHANT SERVICE MERCH DEP 231003 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091004536258816
10/04/2023	$311.02		MERCHANT SERVICE HIST RTN 231004 925700000129049 SHIFT OPERATIONS LLC HSTCLRFILT 925700000129049 O00000091004439030640
10/03/2023	$11,000.00		MERCHANT SERVICE MERCH DEP 231002 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091004038415023
10/03/2023	$2,200.00		MERCHANT SERVICE MERCH DEP 231003 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091004231866132
10/02/2023	($311.02)		MERCHANT SERVICE MTHLY DISC 230929 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 0R00000091004550166945
10/02/2023	$9,700.00		MERCHANT SERVICE MERCH DEP 231001 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091004550163355
10/02/2023	$7,500.00		MERCHANT SERVICE MERCH DEP 230929 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091004350323735
10/02/2023	$6,050.00		MERCHANT SERVICE MERCH DEP 231001 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091004550170746
09/28/2023	$1,000.00		MERCHANT SERVICE MERCH DEP 230927 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091006366697399
09/27/2023	$12,000.00		MERCHANT SERVICE MERCH DEP 230926 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091006075294335
09/26/2023	$4,400.00		MERCHANT SERVICE MERCH DEP 230925 925700000129049 SHIFT OPERATIONS LLC 9257403599 925700000129049 R00000091005961143537
09/15/2023	$3,000.00		MERCHANT SERVICE MERCH DEP 230914 925700000129049 SHIFT TECHNOLOGIES LLC 9257403599 925700000129049 R00000091006360670019
	$92,445.97		
	$10,497.65		Variance
	$10,497.65		Not yet deposited

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Reports

stripe

Shift ([redacted]UzYi)
2525 16th Street Unit 316
San Francisco, CA, 94103, US

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Balance Activity Payout reconciliation Payments fees

Changes to your Stripe balance from **Mar 1–Mar 31**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance — Mar 1 UTC	-$8,320.31
Net balance change from activity	$0.00
Total payouts	$0.00
Ending balance — Mar 31 UTC	**$8,320.31**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges ⓘ	Count	0	
	Gross amount		$0.00
Refunds ⓘ	Count	0	
	Gross amount		$0.00
Balance change from activity		0	**$0.00**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts ⓘ	Count	0	

Gross amount	$0.00

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Reports

stripe
Shift sellers ([redacted]9Pco)
2525 16th st #316
San Francisco, CA, 94103, US

Balance Activity Payments fees

Changes to your Stripe balance from **Mar 1–Mar 31**, based on the **date of the balance change**. Useful to record how your Stripe balance changed.

Shift sellers

Balance summary — Platform

Shows starting and ending balance in your Stripe account. Starting balance is the sum of your available balance, pending balance, and Connect reserved balance. Changes to your balance come from activity (payments, refunds, transfers, etc.) and from payouts to your bank (aggregated here and broken out in detail in the reports below).

Starting balance	Mar 1 PST	$19,346.09
Net balance change from activity		$8,000.00
Total payouts		$0.00

Ending balance — Mar 31 PDT	**$11,346.09**

Balance change from activity

Detailed breakdown of the **balance change from activity** line from the above **Balance Summary report**. Includes changes to your Stripe balance from activity (payments, refunds, transfers, etc.), excluding payouts, as well as itemized downloads.

Charges	Count	0	
	Gross amount		$0.00
Refunds	Count	0	
	Gross amount		$0.00
Connect collection transfers	Count	1	
	Gross amount		-$8,000.00
Balance change from activity		1	**$8,000.00**

Payouts

Detailed breakdown of the **total payouts** line from the above **Balance Summary** report. Includes changes to your Stripe balance, from payouts to your bank, as well as itemized downloads.

Payouts	Count	0	
	Gross amount		$0.00